                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Indemnity Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Fellman Seinsheimer, III and Phillip E. Apgar and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file any of the documents relating to the Company's Annual Report of Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission, together with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 1997.



                                                /s/ Jack T. Currie
                                          ---------------------------------
                                                    Jack T. Currie

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Indemnity Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Fellman Seinsheimer, III and Phillip E. Apgar and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file any of the documents relating to the Company's Annual Report of Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission, together with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1997.



                                                  /s/ Henry W. Hope
                                             ------------------------------
                                                      Henry W. Hope

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Indemnity Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Fellman Seinsheimer, III and Phillip E. Apgar and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file any of the documents relating to the Company's Annual Report of Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission, together with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 1997.



                                               /s/ Harris L. Kempner, Jr.
                                           -----------------------------------
                                                   Harris L. Kempner, Jr.

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Indemnity Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Fellman Seinsheimer, III and Phillip E. Apgar and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file any of the documents relating to the Company's Annual Report of Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission, together with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 1997.



                                           /s/ William C. Levin, M.D.
                                      -----------------------------------------
                                               William C. Levin, M.D.

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Indemnity Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Fellman Seinsheimer, III and Phillip E. Apgar and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file any of the documents relating to the Company's Annual Report of Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission, together with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 1997.



                                                 /s/ James W. McFarland
                                            -----------------------------------
                                                     James W. McFarland

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Indemnity Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Fellman Seinsheimer, III and Phillip E. Apgar and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file any of the documents relating to the Company's Annual Report of Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission, together with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 1997.



                                                /s/ Synott L. McNeel
                                          ------------------------------------
                                                    Synott L. McNeel

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Indemnity Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Fellman Seinsheimer, III and Phillip E. Apgar and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file any of the documents relating to the Company's Annual Report of Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission, together with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 1997.



                                                 /s/ Marvin L. West
                                          ----------------------------------
                                                     Marvin L. West

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Indemnity Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Fellman Seinsheimer, III and Phillip E. Apgar and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file any of the documents relating to the Company's Annual Report of Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission, together with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 1997.



                                                 /s/ Fred C. Burns
                                          ----------------------------------
                                                     Fred C. Burns